UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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Filed by a Party other than the Registrant [ ]

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[ ]	Soliciting Material Pursuant to Rule 14a-12.

VASOMEDICAL, INC.
(Name of Registrant as Specified in its Charter)
________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VASOMEDICAL, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
July 10, 2013

To our Stockholders:

An annual meeting of stockholders will be held at the One UN Hotel, One United Nations Plaza, New York, NY  10017, on Wednesday, July 10, 2013, beginning at 10:00 A.M. EDT.  At the meeting, you will be asked to vote on the following matters:

1.	Election of three directors in Class II, to hold office until the 2016 Annual Meeting of Stockholders.

2.	Ratification of the appointment of Rothstein, Kass & Company, P.C. as our independent registered public accountants for the year ending December 31, 2013.

3.	To conduct an advisory vote to approve the compensation of the named executive officers.

4.	To conduct an advisory vote on the frequency of shareholder votes on executive compensation.

5.	Any other matters that properly come before the meeting.

The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

If you are a stockholder of record at the close of business on May 17, 2013, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement is first being mailed to stockholders on or about May 29, 2013.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on July 10, 2013.  The Proxy Statement and Report on Form 10-K are available at www.proxyvote.com for registered holders and for beneficial owners.

By Order of the Board of Directors,
/s/ Jun Ma
JUN MA
Chief Executive Officer and President

Dated:	May 29, 2013
Westbury, New York

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

THIS PAGE LEFT INTENTIONALLY BLANK

VASOMEDICAL, INC.
180 Linden Avenue
Westbury, New York 11590
    _______________

PROXY STATEMENT
_______________

ANNUAL MEETING OF STOCKHOLDERS
Wednesday, July 10, 2013

This proxy statement is being furnished to the holders of common stock, par value $.001, per share (the “common stock”) of Vasomedical, Inc. (the “Company”) in connection with the solicitation by and on behalf of its board of directors (the “Board”) of proxies for use at the Annual Meeting of Stockholders. Our Annual Meeting of Stockholders will be held on Wednesday, July 10, 2013, at the One UN Hotel, One United Nations Plaza, New York, NY  10017 at 10:00 A.M. EDT.   This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting. This notice and proxy statement is first being mailed to stockholders on or about May 29, 2013.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting on the following:

•	election of three Class II directors;
•	ratification of the appointment of our independent certified public accountants;
•	an advisory vote to approve the compensation of the named executive officers;
•	an advisory vote on the frequency of shareholder votes on executive compensation; and
•	any other matters that properly come before the meeting.

Who is entitled to vote at the meeting?

You may vote if you were a stockholder of record as of the close of business on May 17, 2013. Each share of stock is entitled to one vote.

How do I vote?

You can vote in four ways:

•	by attending the meeting in person;
•	by completing, signing and returning the enclosed proxy card;
•	by the internet at www.proxyvote.com, or;
•	by phone at 1-800-690-6903.

Voting by Proxy

For stockholders whose shares are registered in their own names, as an alternative to voting in person at the Annual Meeting, you may vote by proxy via the Internet, by telephone or, for those stockholders who receive a paper proxy card in the mail, by mailing a completed proxy card. For those stockholders who receive a Notice of Internet Availability of Proxy Materials, the Notice of Internet Availability of Proxy Materials provides information on how to access your proxy card, which contains instructions on how to vote via the Internet or by telephone. For those stockholders who receive a paper proxy card, instructions for voting via the Internet or by telephone are set forth on the proxy card; alternatively such stockholders who receive a paper proxy card may vote by mail by signing and returning the mailed proxy card in the prepaid and addressed envelope that is enclosed with the proxy materials. In each case, your shares will be voted at the Annual Meeting in the manner you direct.

If your shares are registered in the name of a bank or brokerage firm (your record holder), you may also submit your voting instructions over the Internet or by telephone by following the instructions provided by your record holder in the Notice of Internet Availability of Proxy Materials. If you received printed copies of the proxy materials, you can submit voting instructions by telephone or mail by following the instructions provided by your record holder on the enclosed voting instructions card. Those who elect to vote by mail should complete and return the voting instructions card in the prepaid and addressed envelope provided.

Voting at the Meeting

If your shares are registered in your own name, you have the right to vote in person at the Annual Meeting by using the ballot provided at the Annual Meeting, or if you requested and received printed copies of the proxy materials by mail, you can complete, sign and date the proxy card enclosed with the proxy materials you received and submit it at the Annual Meeting. If you hold shares through a bank or brokerage firm and wish to be able to vote in person at the Annual Meeting, you must obtain a “legal proxy” from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the meeting as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy or voting instructions in advance of the meeting will not affect your right to vote in person should you decide to attend the Annual Meeting.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting, (2) filing with our corporate secretary (Corporate Secretary, Vasomedical, Inc. 180 Linden Avenue, Westbury, New York  11590) a written notice revoking your proxy, or (3) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominees for director described herein, FOR the ratification of our appointment of Rothstein, Kass & Company, P.C. as our independent certified public accountants, FOR the advisory vote on the compensation of the named executives; and FOR the three year frequency of the advisory vote on executive compensation.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company (718) 921-8200.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm.  Under current rules of the New York Stock Exchange to which its members are subject, brokerage firms holding shares of common stock in “street name” may vote, in their discretion, on behalf of their clients if such clients have not furnished voting instructions with respect to ratification of the selection of the Company’s independent registered public accounting firm, but not with respect to the election of directors or any of the other proposals. Such voted shares are counted for the purpose of establishing a quorum.  A broker non-vote occurs when a broker cannot exercise discretionary voting power and has not received instructions from the beneficial owner.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. Proxies submitted that contain abstentions or broker non-votes will be deemed present at our meeting. In order for us to conduct our meeting, a majority of the shares of our outstanding common stock as of the close of business on May 17, 2013, must be present at the meeting. This is referred to as a quorum. On May 17, 2013, there were 163,247,623 common shares outstanding and entitled to vote as a single class.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast.  This means that the nominee for a slot with the most votes, or, if there are two or more nominees for a class, the two or more nominees, as the case may be, with the most votes for a particular class, will be elected to fill the available slot(s) for that class. Shares that are not voted, either because you marked your proxy card to withhold authority to vote for one or more nominees or because they are broker non-votes, will have no impact on the election of directors.

The ratification of the appointment of Rothstein, Kass & Company, P.C. as our independent registered public accounting firm requires the affirmative vote of a majority of the total votes cast on the proposal (whether in person or by proxy) by holders entitled to vote on the proposal, assuming a quorum is present at the meeting.  An abstention will be counted as a vote against that proposal and broker non-votes are not considered votes cast with respect to that matter, and consequently, will have no effect on the votes on that matter.

The approval of the advisory vote on executive compensation and the approval of the advisory vote on the frequency for voting on executive compensation require the affirmative vote of a majority of the total votes cast on the proposal (whether in person or by proxy) by holders entitled to vote on the proposal, assuming a quorum is present at the meeting.  An abstention will be counted as a vote against that proposal and broker non-votes are not considered votes cast with respect to that matter, and consequently, will have no effect on the votes on that matter.

Our officers and directors directly or beneficially own 38.61% of our voting power and intend to vote FOR the election of the nominees for directors, FOR the ratification of the appointment of our independent certified public accountant, FOR the approval of the compensation of the named executive officers, and FOR the approval of the three year frequency on a vote on executive compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of our common stock as of May 17, 2013 of (i) each person known by us to beneficially own 5% or more of the shares of outstanding common stock, based solely on filings with the SEC, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and investment and voting power is held by the persons named as owners.

The percentage of beneficial ownership for the table is based on 163,247,623 shares of our common stock outstanding as of May 17, 2013. To our knowledge, except under community property laws or as otherwise noted, the persons and entities named in the table have sole voting and sole investment power over their shares of our common stock. Unless otherwise indicated, each beneficial owner listed below maintains a mailing address of c/o Vasomedical, Inc., 180 Linden Avenue, Westbury, New York 11590.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)	% of Common Stock
Simon Srybnik (2) (3)	55,738,318	34.11%
Louis Srybnik (2) (3)	45,165,993	27.67%
Jun Ma, PhD	2,545,834	1.56%
David Lieberman	1,324,200	*
Randy Hill	600,000	*
Benham Movaseghi	1,064,404	*
Peter Castle	200,000	*
Edgar Rios	1,475,000	*
Michael J. Beecher	225,000	*
Jonathan Newton	200,000	*
Directors and executive officers as a group (9 persons)	63,372,756	38.61%

*Less than 1% of the Company's common stock

1.
No officer or director owns more than one percent of the issued and outstanding common stock of the Company unless otherwise indicated.  Includes beneficial ownership of the following numbers of shares that may be acquired within 60 days of May 17, 2013 pursuant to stock options awarded under our stock plans:

Jun Ma, PhD	400,000
Behnam Movaseghi	350,000
Simon Srybnik	150,000
Directors and executive
officers as a group	900,000

2.
Simon Srybnik and his brother Louis Srybnik are the sole directors and the Chairman of the Board and President, respectively of Kerns, which is the record holder of 25,714,286 shares. They are the sole shareholders of Kerns, each holding 50% of the shares.  As a result, they may be deemed to be the co-beneficial owners of an aggregate of 25,714,286 shares.  Mr. Simon Srybnik also holds sole dispositive power over 150,000 shares underlying the option he was granted upon being appointed to the Board of Directors, 598,125 shares of common stock awarded him as of December 31, 2011, as well as 11,460,900 additional shares of common stock.  Mr. Louis Srybnik holds sole dispositive power over 1,636,700 shares of common stock.

3.
Simon Srybnik and his brother Louis Srybnik are the sole directors and officers of Living Data Technology Corporation (“Living Data”). They also each own 35% of the outstanding shares of Living Data.  The reporting persons, accordingly, share voting and dispositive powers over the 17,815,007 shares of our common stock owned by Living Data and, as a result, may be deemed to be the co-beneficial owners thereof.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Certificate of Incorporation provides for a Board consisting of not less than three nor more than nine directors. Our Board now consists of seven directors.  The Board has three classes of directors: Class I, whose term will expire in 2015 currently consisting of Mr. Rios and Mr. Srybnik; Class II, whose term will expire in 2013 currently consisting of Mr. Movaseghi, Mr. Castle and Mr. Hill; and Class III, whose term will expire in 2014 currently consisting of Dr. Ma and Mr. Lieberman.  The directors each intend to serve on the Board until his successor is duly elected and qualified.  The Board has nominated Mr. Movaseghi, Mr. Castle and Mr. Hill for election as Class II directors to serve until the 2016 annual meeting of stockholders or until their successors are duly elected and qualified.

           Assuming a quorum is present, the nominee for a slot with the most votes, or, if there are two or more nominees for a class, the two or more nominees, as the case may be, with the most votes for a particular class, will be elected to fill the available slot(s) for that class. Consequently, any shares not voted at the meeting, whether by abstention or otherwise, will have no effect on the election of directors. Shares represented by executed proxies in the form enclosed will be voted, unless otherwise indicated, for the election as directors of the nominee(s) identified above unless any such nominee shall be unavailable, in which event such shares will be voted for a substitute nominee designated by the Board. The Board has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE ABOVE NOMINEES AS DIRECTORS

Directors’ Compensation

Non-employee directors receive an annual fee of $30,000, payable in stock or cash.  In addition, each non-employee director receives a fee of $2,500 for each Board meeting attended in person and $2,500 for each Audit Committee meeting attended.  Each director that serves as the Chair of a committee of the Board receives an annual fee of $5,000 in addition to the other fees to which they are entitled. The Company also reimburses directors for reasonable expenses incurred in attending meetings.

The table below summarizes compensation paid in the year ended December 31, 2012 by the Company to its directors:

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Simon Srybnik	42,500	-	-	-	-	3,090	45,590
David Lieberman	43,333	-	-	-	-	50,000	93,333
Peter Castle	62,500	-	-	-	-	50,000	112,500
Behnam Movaseghi	62,500	-	-	-	-	50,000	112,500
Edgar Rios	40,000	-	-	-	-	-	40,000

Other compensation consists of bonuses and interest.

 Board Meetings and Attendance

Our Board held five meetings during the year ended December 31, 2012. Each director attended or participated in at least 75% of such meetings of the Board.

Executive Committee

The Board has a standing Executive Committee, formed in January 2012, currently consisting of David Lieberman (Chairman), Peter Castle and Behnam Movaseghi.  The Executive Committee may function as the Board when the Board is not in session.  The Executive Committee held four meetings in 2012.

Audit Committee

The Board has a standing Audit Committee.  The Board has affirmatively determined that the directors who serve on the Audit Committee are independent.  The Audit Committee currently consists of Peter C. Castle (Chairman) and Behnam Movaseghi.  Mr. Castle and Mr. Movaseghi have substantial experience in assessing the performance of companies gained by serving in various capacities in other companies.  As a result, they have an understanding of financial statements.

The committee members regularly meet with our independent registered public accounting firm outside the presence of management.  The Audit Committee held six meetings in 2012.

Compensation Committee

Our Compensation Committee annually establishes, subject to the approval of the Board and any applicable employment agreements, the salaries which will be paid to our executive officers during the coming year, and administers any stock-based benefit plans.  The Compensation Committee currently consists of Behnam Movaseghi (Chairman) and Peter C. Castle, each of whom is independent.  The Compensation Committee held one meeting in 2012.

Nominating Committee

The Company does not maintain a standing nominating committee.

Information about the Directors and Nominees

The following is a brief account of the business experience for at least the past five years of our directors:

Name of Director	Age	Principal Occupation	Director Since
Simon Srybnik	96	Chairman of the Board and Director	June, 2007
David Lieberman (1)	68	Vice Chairman of the Board and Director	February, 2011
Jun Ma	49	President, Chief Executive Officer and Director	June, 2007
Randy Hill	66	Chief Executive Officer of VasoHealthcare and Director	April, 2013
Peter C. Castle (1) (2) (3)	44	Director	August, 2010
Behnam Movaseghi (1) (2) (3)	59	Director	July, 2007
Edgar Rios	60	Director	February, 2011

(1) Member of the Executive Committee, which was formed in January, 2012.
(2) Member of the Audit Committee
(3) Member of Compensation Committee

The following is a brief account of the business experience for at least the past five years of our directors:

Simon Srybnik has been a director since June 2007 and Chairman of the Board since June 2010.   He is the Chairman of the Board of Kerns Manufacturing Corp. and Living Data Technology Corp.  A lifetime entrepreneur and industrialist, Mr. Srybnik has founded and managed many companies in various industries including machinery and process equipment, aerospace and defense, biotechnology and healthcare.

David Lieberman has been a director of the Company and the Vice Chairman of the Board, since February 2011. Mr. Lieberman has been a practicing attorney in the State of New York for more than 35 years, specializing in corporation and securities law. He is currently a senior partner at the law firm of Beckman, Lieberman & Barandes, LLP, which firm performs certain legal services for the Company. Mr. Lieberman was Chairman of the Board of Herley Industries, Inc., which company was sold in March, 2011.

Jun Ma, PhD has been a director since June 2007 and was appointed President and Chief Executive Officer of the Company on October 16, 2008.   Dr. Ma has been an associate professor in engineering at New York Institute of Technology since 1997 and an assistant professor from 1993 to 1997.  Previously Dr. Ma provided technology and business consulting services to several companies in aerospace, automotive, biomedical, medical device, and other industries, including Kerns Manufacturing Corp. and Living Data Technology Corp., both of which are stockholders of our Company.

Randy Hill was appointed a director in April 2013. Mr. Hill joined the Company as Senior Vice President of Vasomedical and Chief Executive Officer of Vaso Diagnostics, Inc. d/b/a/ VasoHealthcare, a wholly owned subsidiary of Vasomedical, on July 30, 2012.   Prior to joining Vasomedical, Mr. Hill was, until May 2011, interim Chief Executive Officer of Siemens Healthcare USA, the U.S. organization of the healthcare sector of Siemens AG (NYSE:SI), a German multinational conglomerate, where he was responsible for sales, marketing, service, and logistics across the Siemens Healthcare portfolio. For several years prior thereto, Mr. Hill was Chief Operating Officer of Siemens Healthcare USA, responsible for setting and implementing national strategies to sell Siemens products and services, and achieving synchronization across Siemens Healthcare’s U.S. Business Management and Solutions Implementation teams.

Peter Castle has been a director since August 2010.  Mr. Castle is currently the President and Chief Operating Officer of NetWolves Corporation, where he has been employed since 1998.  Mr. Castle also held the position of Chief Financial Officer from 2001 until October 2009, Vice President of Finance since January 2000, Controller from August 1998 until December 1999 and Treasurer and Secretary from August 1999.  NetWolves is a global telecommunications and Internet managed services provider offering single-source network solutions that provides multi-carrier and multi-vendor implementation to over 1,000 customers worldwide.

Behnam Movaseghi has been a director since July 2007. Mr. Movaseghi has been treasurer of Kerns Manufacturing Corporation since 2000, and controller from 1990 to 2000. For approximately ten years prior thereto Mr. Movaseghi was a tax and financial consultant. Mr. Movaseghi is a Certified Public Accountant.

Edgar G. Rios has been a director of the Company, since February 2011. Mr. Rios currently is President of Edgary Consultants, LLC. and was appointed a director in conjunction with the Company’s consulting agreement with Edgary Consultants, LLC. Mr. Rios is co-founder and managing director of Wenzi Capital Partners, a venture capital and private equity firm. Mr. Rios was Executive Vice President, General Counsel, Secretary, and Director of AmeriChoice Corporation from its inception in 1989 through its acquisition by UnitedHealth in 2002. He is a co-founder of AmeriChoice and was part of the management team that grew revenues to $675 million in 2001. Prior to co-founding AmeriChoice, Mr. Rios was a co-founder of a number of businesses that provided technology services and non-technology products to government purchasers. Over the years, Mr. Rios also has been an investor, providing seed capital to various technology and nontechnology start-ups. Mr. Rios also serves as a member of the Board of Trustees of Meharry Medical School and as a director and secretary of the An-Bryce Foundation. Mr. Rios holds a J.D. from Columbia University Law School and an A.B. from Princeton University.

MANAGEMENT

Our Officers are:

Name of Officer	Age	Position held with the Company
Jun Ma, PhD	49	President, Chief Executive Officer and Director
Randy Hill	66	Senior Vice President
Michael J. Beecher	68	Chief Financial Officer and Secretary
Jonathan P. Newton	52	Vice President of Finance and Treasurer

Michael J. Beecher, CPA, joined the Company as Chief Financial Officer in September 2011.  Prior to joining Vasomedical, Mr. Beecher was Chief Financial Officer of Direct Insite Corp., a publicly held company, from December 2003 to September 2011.  Prior to his position at Direct Insite, Mr. Beecher was Chief Financial Officer and Treasurer of FiberCore, Inc., a publicly held company in the fiber-optics industry from 1996 to 2000.  From 1989 to 1995 he was Vice-President Administration and Finance at the University of Bridgeport.  Mr. Beecher began his career in public accounting with Haskins & Sells, an international public accounting firm.  He is a graduate of the University of Connecticut, a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Jonathan P. Newton served as Chief Financial Officer of the Company from September 1, 2010 to September 8, 2011, and is currently Vice President of Finance and Controller.  From June 2006 to August 2010, Mr. Newton was Director of Budgets and Financial Analysis for Curtiss-Wright Flow Control.   Prior to his position at Curtiss-Wright Flow Control, Mr. Newton was Vasomedical’s Director of Budgets and Analysis from August 2001 to June 2006.  Prior positions included Controller of North American Telecommunications Corp., Accounting Manager for Luitpold Pharmaceuticals, positions of increasing responsibility within the internal audit function of the Northrop Grumman Corporation and approximately three and one half years as an accountant for Deloitte Haskins & Sells, during which time Mr. Newton became a Certified Public Accountant.  Mr. Newton holds a B.S. in Accounting from SUNY at Albany, and a B.S. in Mechanical Engineering from Hofstra University.

Executive Compensation

The following table sets forth the annual and long-term compensation with respect to the Principal Executive Officer (“PEO”), the Principal Financial Officer (“PFO”) and each of the other executive officers of the Company who received more than $100,000 for services rendered for the year ended December 31, 2012:

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
Jun Ma, PhD	2012	262,500	100,000	120,000	-	-	-	104,805	587,305
Chief Executive Officer (4)	Transition Period	116,667	-	-	-	-	-	45,389	162,056
	2011	144,046	-	105,000	-	-	-	-	249,046

Randy Hill	2012	169,744	76,667	130,000				4,750	381,161
Chief Executive Officer of VasoHealthcare and Senior Vice President (5)

Michael J. Beecher	2012	185,000	25,000	-	-	-	-	47,746	257,746
Chief Financial Officer and Secretary	Transition Period	52,654	-	166,250	-	-	-	17,489	236,393

Jonathan P. Newton	2012	145,000	40,000	-	-	-	-	19,718	204,718
Vice President of Finance and Treasurer (6)	Transition Period	81,667	-	-	-	-	-	11,411	93,078
	2011	105,000	-	31,500	-	-	-	210	136,710

1.	Includes recognition of 2011 and transition period efforts.
2.
Represents fair value on the date of grant.  See Note B to the Consolidated Financial Statements included in our Form 10–K for the year ended December 31, 2012 for a discussion of the relevant assumptions used in calculating grant date fair value.

3.	Represents tax gross-ups, vehicle allowances, and amounts matched in the Company’s 401(k) Plan.
4.	Dr. Ma has served as President and Chief Executive Officer since October 16, 2008. The bonus amount is for both 2011 and 2012 and represents amounts paid or accrued during the 2012 calendar year.
5.	Mr. Hill has served as Senior Vice President of Vasomedical and Chief Executive Officer of VasoHealthcare since July 30, 2012.
6.	Mr. Newton served as Chief Financial Officer from September 1, 2010 to September 8, 2011, and is currently Vice President of Finance and Treasurer.

Employment Agreements

On March 21, 2011, the Company entered into an Employment Agreement with its President and Chief Executive Officer, Dr. Jun Ma, for a three-year term ending on March 14, 2014. The Employment Agreement currently provides for annual compensation of $275,000.  Dr. Ma shall be eligible to receive a bonus for each fiscal year during the employment term. The amount and the occasion for payment of such bonus, if any, shall be at the discretion of the Board of Directors. Dr. Ma shall also be eligible for an award under any long-term incentive compensation plan and grants of options and awards of shares of the Company’s stock, as determined at the Board of Directors’ discretion. The Employment Agreement further provides for reimbursement of certain expenses, and certain severance benefits in the event of termination prior to the expiration date of the Employment Agreement.  Dr. Ma’s agreement, as modified, is for a continuing three year term, unless earlier terminated by the Company, but in no event can extend beyond March 21, 2019.

Equity Compensation Plan Information

We maintain various stock plans under which stock options and stock grants are awarded at the discretion of our Board or its compensation committee.  The purchase price of the shares under the plans and the shares subject to each option granted is not less than the fair market value on the date of the grant.  The term of each option is generally five years and is determined at the time of the grant by our Board or the Compensation Committee.  The participants in these plans are officers, directors, employees and consultants of the Company and its subsidiaries and affiliates.

The following table provides information concerning outstanding options, unvested stock and equity incentive plan awards for the named executives as of December 31, 2012:

Name	Number of Securities Underlying Unexercised Options - Exercisable	Number of Securities Underlying Unexercised Options - Unexercisable	Equity Incentive Plan Awards: Number of Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Jun Ma, PhD	150,000	-	-	$0.12	7/25/2017	-	-	-	-
	250,000	-	-	$0.08	12/17/2014	-	-	-	-
						166,667	$30,000	-	-
						250,000	$45,000
Randy Hill						500,000	$90,000
Michael J. Beecher						250,000	$45,000
Jonathan P. Newton						50,000	$9,000

The following information is provided about our current stock plans not approved by stockholders:

1999 Stock Option Plan

In July 1999, the Company’s Board of Directors approved the 1999 Stock Option Plan (the 1999 Plan), for which the Company reserved an aggregate of 2,000,000 shares of common stock. The 1999 Plan provides that a committee of the Board of Directors of the Company will administer it and that the committee will have full authority to determine the identity of the recipients of the options and the number of shares subject to each option. Options granted under the 1999 Plan may be either incentive stock options or non-qualified stock options. The option price shall be 100% of the fair market value of the common stock on the date of the grant (or in the case of incentive stock options granted to any individual principal stockholder who owns stock possessing more than 10% of the total combined voting power of all voting stock of the Company, 110% of such fair market value). The term of any option may be fixed by the committee but in no event shall exceed ten years from the date of grant. Options are exercisable upon payment in full of the exercise price, either in cash or in common stock valued at fair market value on the date of exercise of the option.

In July 2000, the Company’s Board of Directors increased the number of shares authorized for issuance under the 1999 Plan by 1,000,000 shares to 3,000,000 shares. In December 2001, the Board of Directors of the Company increased the number of shares authorized for issuance under the 1999 Plan by 2,000,000 shares to 5,000,000 shares. The term for which options may be granted under the 1999 Plan expired July 12, 2009.  In May 2006, the Board of Directors accelerated the vesting period for all unvested options to May 31, 2006.

2010 Stock Option and Stock Issuance Plan

On June 17, 2010 the Board of Directors approved the 2010 Stock Plan (the “2010 Plan”) for officers, directors, employees and consultants of the Company. The stock issuable under the 2010 Plan shall be shares of the Company’s authorized but unissued or reacquired common stock. The maximum number of shares of common stock which may be issued under the 2010 Plan is 5,000,000 shares.

The 2010 Plan is comprised of two separate equity programs, the Options Grant Program, under which eligible persons may be granted options to purchase shares of common stock, and the Stock Issuance Program, under which eligible persons may be issued shares of common stock directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Company.

The 2010 Plan provides that the Board of Directors, or a committee of the Board of Directors, will administer it with full authority to determine the identity of the recipients of the options or shares and the number of options or shares. Options granted under the 2010 Plan may be either incentive stock options or non-qualified stock options. The option price shall be 100% of the fair market value of the common stock on the date of the grant ( or in the case of incentive stock options granted to any individual stockholder possessing more than 10% of the total combined voting power of all voting stock of the Company, 110% of such fair market value). The term of any option may be fixed by the Board of Directors, or its authorized committee, but in no event shall it exceed five years from the date of grant. Options are exercisable upon payment in full of the exercise price, either in cash or in common stock valued at fair market value on the date of exercise of the option.

As of December 31, 2012, 3,790,000 restricted shares of common stock were granted under the 2010 Plan to non-officer employees and consultants of the Company and 1,625,000 restricted shares of common stock were granted to company officers. As of December 31, 2012, 840,000 shares have been forfeited and 441,560 shares have been withheld for withholding taxes. No options were issued under the 2010 Plan during the year ended December 31, 2012, the seven months ended December 31, 2011, or fiscal 2011.  At December 31, 2012, 866,560 shares remain available for future issuance under the 2010 Plan.

The following chart summarizes the options, warrants and stock grants outstanding and available to be issued at December 31, 2012:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity Compensation
plans approved by
security holders	1,489,776	$0.17	785,224

Equity Compensation
plans not approved
by security holders (1)	1,345,000	$0.53	866,560

Total	2,834,776		1,651,784

(1)
Includes 320,000 shares issuable upon exercise of options and 1,025,000 shares of restricted common stock granted, but unissued, under the 2010 Plan.  The weighted average exercise price of the options and warrants is $0.53, and the exercise price for the stock grants is zero.  866,560 shares remain available for future grants under the 2010 Plan.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

The following table sets forth certain information with respect to stock option exercises by the named executive officers during the year ended December 31, 2012, and the value of unexercised options held by them at December 31, 2012.

			Number of Unexercised Options		Value of Unexercised In-the-Money
			at Fiscal Year End		Options at Fiscal Year End (1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Jun Ma			150,000		$9,000
			250,000		$25,000

(1)	Market value of the Company's common stock on December 31, 2012 was $0.18.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On February 28, 2011, David Lieberman was appointed by the Board of Directors as a director of the Company. Mr. Lieberman, a practicing attorney in the State of New York, was appointed to serve as the Vice Chairman of the Board. He is currently a senior partner at the law firm of Beckman, Lieberman & Barandes, LLP, which firm performs certain legal services for the Company and its VasoHealthcare subsidiary.  Fees of approximately $254,000 were paid to the firm for the year ended December 31, 2012, at which time no unpaid amounts were outstanding.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2012, our Compensation Committee consisted of Messrs. Movaseghi and Castle. Neither of the members of our Compensation Committee has ever been an officer or employee of the Company, or is a participant in a transaction disclosed, or required to be disclosed, under the heading “Certain Relationships and Related Transactions.”  None of our executive officers serves as a member of the compensation committee or board of directors of any entity that has an executive officer serving on our Compensation Committee or as a director of the Company.

In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the captions “Compensation Committee Report on Executive Compensation”, and “Audit Committee Report” will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by us under the Securities Act of 1933 or the Securities Exchange Act.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The compensation of our executive officers is generally determined by the Compensation Committee of our Board, subject to applicable employment agreements. Each member of the Compensation Committee is a director who is not our employee. The following report with respect to certain compensation paid or awarded to our executive officers during the year ended December 31, 2012 is furnished by the directors who comprised the Compensation Committee during 2012.

Compensation Discussion and Analysis

Executive Compensation Objectives

Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives, and thereby increase stockholder value.  It is our policy to provide incentives to senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our business.  To attain these objectives, our executive compensation program generally includes a competitive base salary, bonuses and stock-based compensation.

Section 162(m) of the Federal Income Tax Code

Generally, Section 162(m) denies deduction to any publicly held company for certain compensation exceeding $1,000,000 paid to the chief executive officer and the four other highest paid executive officers, excluding, among other things, certain performance-based compensation.  The Compensation Committee and Board intend that the stock and stock options issued qualify for the performance-based exclusion under Section 162(m).  The Compensation Committee will continually evaluate to what extent Section 162 will apply to its other compensation programs.

Respectfully submitted,
The Compensation Committee
Behnam Movaseghi (Chairman)
Peter C. Castle

AUDIT COMMITTEE REPORT

This is a report of the Audit Committee of our Board.  This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under either such Act.

In 2012, our Audit Committee consisted of Peter C. Castle (Chairman) and Behnam Movaseghi.  The current members of the Audit Committee satisfy the applicable independence requirements. We intend to comply with future audit committee requirements as they become applicable to us. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Company’s Report on Form 10-K for the year ended December 31, 2012.

As required by its written charter, which sets forth its responsibilities and duties, the Audit Committee reviewed and discussed our audited financial statements for the year ended December 31, 2012 with our independent auditors.  The Audit Committee reviewed and discussed with Rothstein, Kass & Company, P.C., the Company’s independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with the accounting principles generally accepted in the United States of America, their judgments as to the quality, and not just the acceptability, of the Company’s accounting principles and such other matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, “Communication With Audit Committees,” as adopted by the Public Company Accounting Oversight Board.  The Audit Committee has also received and reviewed the written disclosures and the letter from Rothstein, Kass & Company, P.C. required by Independence Standard No. 1, “Independence Discussions with Audit Committees,” as amended by the Independence Standards Board.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Company’s Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

The Audit Committee has also reviewed and discussed the fees paid to Rothstein, Kass & Company, P.C. during the year ended December 31, 2012 for audit and non-audit services, which are set forth below under “Audit Fees” and has considered whether the provision of the non-audit services is compatible with maintaining Rothstein, Kass & Company, P.C.’s independence and concluded that it is.

Respectfully submitted,
The Audit Committee
Peter C. Castle (Chairman)
Behnam Movaseghi

The following is a summary of the aggregate fees for professional services rendered to us by Rothstein, Kass & Company, P.C., our independent auditors, for the fiscal year ended December 31, 2012, the seven month transition period ended December 31, 2011 and the fiscal year ended May 31, 2011:

	2012	Transition Period	2011
Audit fees	$250,200	$120,149	$122,750
Tax fees	45,500	7,448	15,000
All other fees	5,000	13,403	-

Total	$300,700	$141,000	$137,750

(1)
Audit fees consist of aggregate fees billed and to be billed for professional services rendered for the audit of our annual financial statements, review of the interim financial statements included in quarterly reports, and consents issued in connection with registration statements or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for fiscal year ended December 31, 2012, the seven months ended December 31, 2011 and for the fiscal year ended May 31, 2011.

(2)
Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning, including fees related to the preparation of federal and state income tax returns.

(3)	All other fees consist of aggregate fees billed for professional services rendered in connection with the Company’s acquisition of Fast Growth Enterprises, Ltd. and related Form 8-K filings.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and the NASD. Based solely upon our review of the copies of the forms it has received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during the year ended December 31, 2012.

PROPOSAL TWO

PROPOSAL FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon the recommendation of the Audit Committee, recommends that the stockholders ratify the appointment of Rothstein, Kass & Company, P.C. as our Company's independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2013. We expect representatives of Rothstein, Kass & Company, P.C. to attend the annual meeting.

Our Audit Committee has determined that the provision of services by Rothstein, Kass & Company, P.C. other than for audit related services is compatible with maintaining the independence of Rothstein, Kass & Company, P.C. as our independent accountants. In accordance with the Audit Committee charter, the Audit Committee approves all audit and non-audit services provided by Rothstein, Kass & Company, P.C., as our independent accountants.

The proposal will be adopted only if it receives the affirmative vote of a majority of the total votes cast on the proposal by holders entitled to vote at the Annual Meeting on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ROTHSTEIN, KASS & COMPANY, P,C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE
ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Shareholders have an opportunity to cast an advisory vote on compensation of executives as disclosed in this Proxy Statement. This proposal, commonly known as a “Say on Pay” proposal, gives shareholders the opportunity to approve, reject or abstain from voting with respect to our fiscal 2012 executive compensation programs and policies and the compensation paid to the named executive officers.

As discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement, the primary objective of our compensation program, including our executive compensation program, is to attract, motivate, reward and retain qualified, energetic management talent to achieve both short-term and long-term corporate objectives and thereby increase shareholder value.

This proposal allows our shareholders to express their opinions regarding the decisions of the Compensation Committee on the prior year’s annual compensation to the named executive officers. Your advisory, non-binding vote will serve as an additional tool to guide the Board of Directors and the Compensation Committee in continuing to improve the alignment of the Company’s executive compensation programs with the interests of the Company and its shareholders, and is consistent with our commitment to high standards of corporate governance.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE EXECUTIVE COMPENSATION OF OUR NAMED EXECUTIVES AS DISCLOSED IN THIS PROXY STATEMENT.

Approval of this proposal requires the affirmative vote of a majority of the total votes cast on this proposal.

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions by the Board of Directors; it will not create or imply any additional fiduciary duty on the part of the Board of Directors, and it will not restrict or limit the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation. The Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements for our named executive officers.

PROPOSAL FOUR
ADVISORY VOTE ON THE FREQUENCY OF SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION

              Shareholders have an opportunity to advise the Board of Directors as to whether the Company should conduct an advisory vote with respect to its executive compensation at every annual, second annual or third annual meeting of shareholders. Shareholders may vote at this Annual Meeting on the frequency with which the Company should conduct an advisory vote on executive compensation. The advisory vote is non-binding, but the Board of Directors and the Compensation Committee will take into account the outcome of the vote when making future decisions about how often the Company conducts an advisory shareholder vote on its executive compensation.

              Our compensation program is designed and administered by the Compensation Committee of the Board of Directors, which is composed entirely of independent directors and carefully considers many different factors, as described in the Compensation Discussion and Analysis, in order to provide appropriate compensation for our executives. While the Board of Directors believes that the Compensation Committee and the Board of Directors are in the best position to determine executive compensation, the Board of Directors appreciates and values shareholders’ views. The Board of Directors has determined that an advisory vote on executive compensation every three years is the best approach for the Company based on a number of considerations, including the following:

• A three-year cycle will provide investors sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcome of the Company;

• many large shareholders rely on proxy advisory firms for vote recommendations. We believe holding “Say on Pay” votes every three years, rather than annually, helps proxy advisory firms provide more detailed and thorough analyses and recommendations;

• a three-year vote cycle gives the Board of Directors and the Compensation Committee sufficient time to thoughtfully respond to shareholders’ sentiments and to implement any necessary changes to our executive compensation policies and procedures;

• the Board of Directors is available to engage in discussions with our shareholders on executive compensation during the period between shareholder votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO CONDUCT AN ADVISORY VOTE ON EXECUTIVE COMPENSATION AT THE ANNUAL MEETING OF SHAREHOLDERS “EVERY THREE YEARS” BEGINNING WITH THE 2013 ANNUAL MEETING.

              Approval of this proposal requires the affirmative vote of the holders of a majority of the total votes cast on this Proposal.  Because the vote on this proposal is advisory in nature, it will not be binding on or overrule any decisions by the Board of Directors, will not create or imply any additional fiduciary duty on the part of the Board of Directors, and will not restrict or limit the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation. The Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements for our named executive officers.

FINANCIAL STATEMENTS AND INCORPORATION BY REFERENCE

A copy of our Report to Stockholders for the year ended December 31, 2012 has been provided to all stockholders as of the Record Date. Stockholders are referred to the report for financial and other information about us, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

MISCELLANEOUS INFORMATION

As of the date of this Proxy Statement, the Board does not know of any business other than that specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and regular employees may solicit proxies by telephone or personal interview. We may also request brokerage houses and other custodians and nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to such beneficial owners.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.  The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares.  We will deliver promptly upon written or oral request a separate copy of the annual report or proxy statement, as applicable, to a security holder at a shared address to which a single copy of the documents was delivered.  You can notify us by: sending a written request to Investor Relations, Vasomedical, Inc. 180 Linden Avenue, Westbury, New York 11590; calling us at (516) 997-4600; or emailing us at ir@vasomedical.com if (i) you wish to receive a separate copy of an annual report or proxy statement for this meeting; (ii) you would like to receive separate copies of those materials for future meetings; or (iii) you are sharing an address and you wish to request delivery of a single copy of annual reports or proxy statements if you are now receiving multiple copies of annual reports or proxy statements.

Stockholder Proposals for 2014 Annual Meeting

Proposals of stockholders intending to be presented at the 2014 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than January 1, 2014 to be included in the proxy statement for that meeting.

                                              By Order of the Board of Directors,

JUN MA
Chief Executive Officer and President
Dated:     May 29, 2013
Westbury, New York

VASOMEDICAL, INC.
180 LINDEN AVENUE WESTBURY, NY 11590

VOTE BY INTERNET - www.proxyvote.com
Use the Internet  to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting  date.  Have your proxy card in hand  when  you access the web site and follow the instructions  to obtain  your records and to create  an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials,  you can  consent  to  receiving all future  proxy statements,   proxy cards and  annual  reports  electronically via e-mail or the  Internet.  To sign up for electronic  delivery, please  follow the  instructions  above  to vote using the Internet and, when prompted,  indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone   telephone   to  transmit  your voting  instructions  up  until 11:59 P.M. Eastern Time the day before the cut-off date or meeting  date.  Have your proxy card in hand when you call and then  follow the instructions.

VOTE BY MAIL
Mark,  sign  and  date  your  proxy card  and  return  it in the  postage-paid envelope  we have provided or return  it to Vote Processing, c/o Broadridge, 51 Mercedes  Way, Edgewood,  NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VASOMEDICAL, INC.

The Board of Directors recommends the Election
of the following nominees, as set forth in the
proxy statement:

1. Election of Directors to serve until the Annual
Meeting of Stockholders in 2016

Nominees:
01) Behnam Movaseghi
02) Peter Castle
03) Randy Hill
Ÿ
For All  [   ]     Withhold All  [   ]     For All Except   [    ]

To withhold  authority  to  vote  for any individual
nominee(s),  mark “For All Except” and  write the
number(s) of the nominee(s) on the line below.
________________________________________

The Board of Directors  recommends you vote FOR the following proposals:

2.
Ratification of the appointment of Rothstein, Kass & Company,  P.C. as the Company's  independent  registered  public accountants for the fiscal year ending December 31, 2013.  For [  ]  Against  [  ]  Abstain  [  ]

Ÿ
3.
RESOLVED, that the stockholders of Vasomedical, Inc. approve, on an advisory basis, the compensation of the Company's  named  executive officers, as disclosed pursuant  to Item 402(m) through (q) of Regulation S-K, including the tabular  disclosure regarding  such compensation.   For [  ] Against [  ] Abstain [  ]

The Board of Directors  recommends you vote 3 years on the following proposal:

4.
RESOLVED, that the stockholders of Vasomedical, Inc. recommend,  on an advisory basis, the frequency of stockholders'  votes on executive compensation of the Company's named executive officers.

1 Year [   ]   2 Years  [   ]   3 Years   [   ]    Abstain  [    ]

      Ÿ         Ÿ

NOTE: Such other business as may properly come before the meeting or any adjournment  thereof.

Ÿ
For address changes and/or  comments,  please check this box and
write them on the back where indicated.   [    ]

Please indicate if you plan to attend  this meeting.        Yes [   ]         No  [   ]

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator,  or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign.  If a corporation or partnership,  please sign in full corporate or partnership name by authorized  officer.

            ________________________________________                                    ___________________________________
Signature  [PLEASE SIGN WITHIN BOX]          Date                                            Signature  (Joint Owners)Date

Important  Notice  Regarding  the Availability  of Proxy Materials  for the Annual  Meeting:
The Notice and Proxy Statement  and Annual Report are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

VASOMEDICAL,  INC.
BOARD OF DIRECTORS' PROXY FOR ANNUAL MEETING July 10, 2013

The undersigned  hereby appoints JUN MA and PETER C. CASTLE, or either of them, attorneys and Proxies with full power of substitution  in each of them,  in the name  and stead  of the undersigned  to vote as Proxy all the stock of the undersigned  in VASOMEDICAL, INC., a Delaware corporation,  at the Annual Meeting  of Stockholders  scheduled  to be held on July 10, 2013 and any adjournments  thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION,  UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. STOCKHOLDERS MAY WITHHOLD  THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S)  NAME(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR EACH OF THE OTHER PROPOSALS  AS SET FORTH ON THE REVERSE HEREOF AS RECOMMENDED BY THE BOARD OF DIRECTORS.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued  and to be signed on reverse  side